Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of John Hancock Life Insurance Company (the "Company"), hereby certifies, to his knowledge, that:

      (1) the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2005, (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.


Dated: May 16, 2005                              /s/ JAMES M. BENSON
                                                 -------------------
                                                 Name:  James M. Benson
                                                 Title: President and
                                                        Chief Executive Officer